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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 20, 1997


                          Penn National Gaming, Inc.
            (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-24206                23-2234473
(State or other jurisdiction         Commission            (IRS Employer
      of incorporation)             File Number)        Indentification No.)


             825 Berkshire Blvd., Suite 203, Wyomissing, PA  19610
                 (Address of principal executive offices)  (Zip code)


       Registrant's telephone number, including area code: 610-373-2400

                              Page 1 of 7 pages.
                           Exhibit Index on page 4.


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Item 5.  Other Events.

    On January 20, 1997, Penn National Gaming, Inc. (the "Company") issued a press release reporting its financial results for the fourth quarter ended December 31, 1996. A copy of the press release is filed as Exhibit 99 hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                   Description                        Exhibit No.
                   -----------                        -----------

          Press Release of Penn National                   99
          Gaming, Inc., issued January 20, 1997


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                               SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Penn National Gaming, Inc.


Date: January 21, 1997    By:  /s/ Robert S. Ippolito
                             ------------------------------
                                Robert S. Ippolito
                                Chief Financial Officer


                                       3



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                             EXHIBIT INDEX


                                                             Sequential
Exhibit No.               Description                         Page No.
------------              -----------                       ------------

    99           Press Release of Penn National                   5
                 Gaming, Inc., issued January 20, 1997.




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